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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 April 2, 2001
                           -------------------------
                               (Date of Report)

                                CAPTARIS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

     Washington                       0-25186                    91-1190085
  (State or Other              (Commission File No.)            (IRS Employer
   Jurisdiction                                              Identification No.)
 of Incorporation)

               11410 N.E. 122nd Way, Kirkland, Washington 98034
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         (Address of Principal Executive Offices, including Zip Code)

                                    (425) 820-6000
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                 (Registrant's Telephone Number, Including Area Code)

                                    AVT CORPORATION
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             (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On April 2, 2001, we announced the change of our corporate name from AVT Corporation to Captaris, Inc. Our ticker symbol on the Nasdaq National Market is being changed, effective April 9, 2001, from "AVTC" to "CAPA" to reflect the new corporate name. A copy of the press release announcing the name change is attached as an exhibit to this report on Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits
          --------

          99.1       Press Release dated April 2, 2001.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AVT CORPORATION


Dated:  April 6, 2001                            By: /s/  Jeffrey B. deCillia
                                                     ---------------------------
                                                     Chief Financial Officer and
                                                     Corporate Secretary
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
99.1              Press Release dated April 2, 2001.